UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23645)

NEOS ETF Trust
(Exact name of registrant as specified in charter)

13 Riverside Avenue

Westport, CT 06880
(Address of principal executive offices) (Zip code)

Garrett Paolella, President

13 Riverside Avenue

Westport, CT 06880
(Name and address of agent for service)

(203)-298-7300

Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: May 31, 2023

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report
May 31, 2023

SHP ETF Trust
•FIS Biblically Responsible Risk Managed ETF	| PRAY	| NYSE Arca
•FIS Knights of Columbus Global Belief ETF	| KOCG	| NYSE Arca

SHP ETF Trust

1

Shareholder Letter (Unaudited)	SHP ETF Trust
May 31, 2023

Dear Shareholder,

The fiscal year ended May 31, 2023, continued to reveal fresh challenges for global markets but more recently investors began to express signs of optimism. Most readings of inflation appeared to have peaked, and several have declined as tighter monetary policy and easing supply chain constraints have worked their way through the system. Additionally, energy prices have declined significantly from their highs which has served as tailwind to economic activity as well.

Early 2023 equity markets were climbing higher only to be stopped short by the collapse of several high-profile regional banks. Financial stocks swooned over fears of a broader banking crisis. However, the Federal Reserve provided a backstop to depositors to ease fears and prevent a larger “run” on the banking system. Once these fears were quelled, investor sentiment turned positive, especially fueled by Technology stocks. Companies with any link to AI (Artificial Intelligence) have been the biggest beneficiaries. In the U.S. this has led to a relatively small number of large growth-oriented companies accounting for much of the stock market gains over the past year.

Despite the headwinds of inflation, restrictive monetary policy, narrow equity markets and geopolitical concerns, the U.S. economy has proved to be much more resilient than many expected. While unemployment has ticked up slightly, jobs have been plentiful and consumer spending has held up quite well. Corporate earnings have also exceeded most expectations, which has helped fuel the positive investor sentiment we’ve observed of late.

From the vantage point of a values-based investment firm, we have witnessed a rising backlash towards companies that have supported cultural views that are in sharp contrast with traditional values. Investors have voted with their capital and punished the stocks of these companies. Additionally, consumers have changed their purchasing habits to avoid the products and services of companies causing further financial pain. More investors are recognizing the power they have to make in impact through their investment choices.

We remain committed to providing investment strategies that can help our shareholders meet their financial goals while investing in companies that align with their faith values. We encourage you to visit www.FaithInvestorServices.com to share your feedback.

Sincerely,

Chief Executive Officer
Faith Investor Services, LLC

Must be preceded or accompanied by a current prospectus.

Distributed by Foreside Fund Services, LLC.

2

Management Discussion of Fund Performance (Unaudited)	FIS Biblically Responsible Risk Managed ETF
May 31, 2023

MARKET OVERVIEW

The FIS Biblically Responsible Risk Managed ETF (PRAY) was proudly launched on February 8, 2022, to provide investors a vehicle in which to invest according to their Christian values. 2022 provided an interesting time in the markets, with economic, social, and geopolitical pressures spanning the globe, resulting in a year that was anything but dull. We believe market concerns around global inflation, rising interest rates across the world, and slowing global economic growth will continue to be front and center.

With this as the backdrop, global markets produced mild returns for fiscal year ended May 31, 2023, with the benchmark MSCI World Index returning 2.07%, while PRAY produced market value return of -2.08% and a net asset value (“NAV”) return of -2.29%. International markets held up better than US markets over this period, with the MSCI EAFE Index posting a return of 3.26% versus the S&P500 Index return of 1.15%. The Fund’s market value per share as of the market close of the last trading day of the reporting period was $22.54.

PERFORMANCE REVIEW

For the fiscal year ended May 31, 2023, the three sectors that contributed most to performance were materials, utilities, consumer discretionary. Outperformance within the materials sector was driven by stock selection. Standout contributors within the materials sector were Holcim Ltd., Valvoline Inc., and Graphic Packaging Holding Co. Relative outperformance within the utilities sector was driven by not owning any companies within the sector during this period of time. PRAY’S outperformance within the consumer discretionary sector was driven by being overweight the sector versus the market and from stock selection. The companies who contributed the most in the consumer discretionary sector were Toll Brothers, Inc., TJX Companies Inc., and Booking Holdings Inc. Additional contributors during the period were technology holdings, NVIDIA Corp, a computer graphics and software enabler company, ON Semiconductor Corp., and Palo Alto Networks, Inc.

Those sectors that detracted most from performance were financials, healthcare, and information technology. Our exposure to regional banks within the financial sector, had the largest negative impact on the portfolio overall. Within the health care sector, stock selection was the main culprit with our holdings in Fresenius Medical Care, a dialysis company, Pacira Biosciences, focusing on non-opioid pain management, and Charles River Laboratories, a contract research organization, detracting the most from Fund performance within this sector. Being underweight information technology compared to the MSCI World Index detracted the most from performance, while from a security selection perspective, the Fund’s holding in Fidelity National Information Services weighed negatively on the Fund’s performance.

OUTLOOK

We believe financial markets will likely experience continued volatility in the months ahead as global markets navigate lingering albeit slowing inflationary pressures, a higher interest rate environment, and continued geopolitical tensions. With overall markets recovering over the last few months, we anticipate global stock markets could have a productive conclusion to the year as continued visibility around global inflation, employment, and economic growth becomes clearer. With this as our backdrop, we are seeing potentially attractive investment opportunities in specific industries within the global marketplace and are working diligently to find ethically grounded, high-quality stocks with attractive opportunities to grow cash flow and improve returns.

FIS Biblically Responsible Risk Managed ETF Risks:

Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Emerging Markets Securities Risk. The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Catholic Values Investing Risk. The Fund considers the USCCB Guidelines in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the USCCB Guidelines. This means that the Fund may underperform other similar mutual funds that do not consider the USCCB Guidelines when making investment decisions.

3

Management Discussion of Fund Performance (Unaudited) (Continued)	FIS Biblically Responsible Risk Managed ETF
May 31, 2023

Average Annual Total Returns as of 5/31/23	1 Year	Since Inception*
FIS Biblically Responsible Risk Managed ETF (PRAY)
Net Asset Value	-2.29%	-6.91%
Market Value	-2.08%	-6.76%
MSCI WORLD Index Net (USD)(1)	2.07%	-4.79%

*FIS Biblically Responsible Risk Managed ETF’s inception date is 2/8/22.

(1)The MSCI World Index Net (USD) captures large and mid cap representation across 23 Developed Markets countries. With 1,517 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.faithinvestorservices.com.

As stated in the current prospectus, the expense ratio is 0.68%. Please refer to the Financial Highlights herein for the most recent expense ratio information.

NAV returns are based on the dollar value of a single share of the Fund, calculated by taking the Fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV return is based on the NAV of the Fund, and the Market value return is based on the market price per share of the Fund. The NAV is typically calculated at 4:00 p.m. Eastern Time on each business day the New York Stock Exchange (“NYSE”) is open for trading. Market value returns are based on the closing price at 4:00 p.m. Eastern time on the NYSE Arca, Inc. Exchange. Market value performance does not represent the returns you would receive if you traded shares at other times. NAV and Market value returns assume that dividends and capital gain distributions have been reinvested in the Fund on ex-date for NAV returns at NAV and payment date for Market value returns at Market price.

The returns in the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, taxes, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees, expenses and taxes reduce Fund returns. One cannot invest directly in an index.

4

Management Discussion of Fund Performance (Unaudited)	FIS Knights of Columbus Global Belief ETF
May 31, 2023

MARKET OVERVIEW

After declining through the first half of 2022, global equity markets took a breather and saw a modest recovery in the summer of 2022. Unfortunately, in mid-Augst the markets continued their earlier sell-off and finally bottomed in early October. Since that time, equity markets began a path of recovery that has continued through the end of the fiscal year.

Most central banks continued their march to higher rates without flinching, which was the primary source of pressure on both equities and bonds. In the past several months signs emerged that inflation pressures had peaked in many areas. Energy costs are well off their highs and food inflation has receded significantly as well.

In March 2023, the markets were faced with a new crisis as poor deposit and liability management caused the collapse of SVB Financial, Signature Bank and First Republic. Collectively, these three banks had over $530 billion in deposits which exceeded all failed lenders in the 2008 financial crisis. Fears of a much broader banking crisis put rate increases on hold and, for a brief time, caused interest rates to recede. The Fed’s backing of depositor assets and the absence of any additional failures saw fears recede and allowed equity markets to advance.

PERFORMANCE REVIEW

From June 1, 2022, through May 31, 2023, the Fund’s market value return was -1.67% and its net asset value (“NAV”) return was. -2.06%, compared to 0.85% for the MSCI ACWI Index benchmark. While the Fund underperformed the benchmark for the entire period, the 2023 calendar period has seen the Fund improve its relative performance. The Fund’s market value per share as of the market close of the last trading day of the reporting period was $21.27.

Regionally, positive contributors were Pacific Rim nations (including Japan), and the U.K. Primary detractors were the U.S., Canada and EMEA (Europe, Middle East, Africa).

From a Sector perspective, Communication Services, Consumer Discretionary and Technology were all positive contributors to absolute and relative performance. Health Care continued to represent a challenge for Fund performance as did Financials and Basic Materials holdings.

OUTLOOK

The U.S. economy has held up quite well despite the persistent manner which the Fed has raised interest rates to combat inflation. Money supply, as measured by M2, has shrunk dramatically. Historically this condition has been a precursor to an economic recession. A recession in the next 12 months continues to be a likely scenario but many view the severity of a downturn could be much milder than initially anticipated.

China continues to represent a wildcard to the global economic view. If China continues to expand their money supply and generally ease monetary conditions, it may continue to keep inflationary pressures at the forefront for policy makers at home as well as abroad. In general, production statistics are decelerating so it does appear that we are seeing some economic slowdown. We could see clarity on this front in the next several months as earnings are released and corporate management give guidance on the current outlook for their industries.

The Fund continues to be well diversified by Sector and Geographic region. When there is an elevated level of uncertainty, the risk/reward balance does not favor extreme positions relative to the benchmark.

FIS Knights of Columbus Global Belief ETF Risks:

Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Foreign and Emerging Markets Risks. Investments in foreign securities may involve risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid, and more volatile than securities markets in more developed markets. Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected

5

returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Christian Values Investing Risk. The Fund considers Christian values in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies. This means that the Fund may underperform other similar funds that do not consider Christian values when making investment decisions. Depositary Receipts. The Fund will invest in stocks of foreign corporations, customarily be in the form of depositary receipts including American Depositary Receipts (ADR) and Global Depositary Receipts (GDR), which are subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk. Underlying Fund Risk. To the extent that the Fund invests in other funds, a shareholder will bear two layers of asset-based expenses, which could reduce returns compared to a direct investment in the underlying funds.

Management Discussion of Fund Performance (Unaudited) (Continued)	FIS Knights of Columbus Global Belief ETF
May 31, 2023

6

Management Discussion of Fund Performance (Unaudited) (Continued)	FIS Knights of Columbus Global Belief ETF
May 31, 2023

Average Annual Total Returns as of 5/31/23	1 Year	Since Inception*
FIS Knights of Columbus Global Belief ETF (KOCG)
Net Asset Value	-2.06%	-7.12%
Market Value	-1.67%	-7.11%
MSCI ACWI Index Net (USD)(1)	0.85%	-4.37%

*FIS Knights of Columbus Global Belief ETF’s inception date is 7/14/21.

(1)The MSCI ACWI Index Net (USD) captures large and mid cap representation across 23 Developed Markets and 24 Emerging Markets countries. With 2,935 constituents, the index covers approximately 85% of the global investable equity opportunity set.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.faithinvestorservices.com.

As stated in the current prospectus, the expense ratio is 0.75%. Please refer to the Financial Highlights herein for the most recent expense ratio information.

NAV returns are based on the dollar value of a single share of the Fund, calculated by taking the Fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV return is based on the NAV of the Fund, and the Market value return is based on the market price per share of the Fund. The NAV is typically calculated at 4:00 p.m. Eastern Time on each business day the New York Stock Exchange (“NYSE”) is open for trading. Market value returns are based on the closing price at 4:00 p.m. Eastern time on the NYSE Arca, Inc. Exchange. Market value performance does not represent the returns you would receive if you traded shares at other times. NAV and Market value returns assume that dividends and capital gain distributions have been reinvested in the Fund on ex-date for NAV returns at NAV and payment date for Market value returns at Market price.

The returns in the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, taxes, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees, expenses and taxes reduce Fund returns. One cannot invest directly in an index.

7

Portfolio Allocations by Sector and Country	FIS Biblically Responsible Risk Managed ETF
May 31, 2023

Portfolio Allocations by Sector and Country (Unaudited)	FIS Biblically Responsible Risk Managed ETF
May 31, 2023

ALLOCATION BY SECTOR
Sector	Percentage of Total Net Assets
Information Technology	19.3%
Health Care	14.4%
Industrials	13.8%
Consumer Discretionary	13.8%
Financials	8.1%
Consumer Staples	5.5%
Energy	5.1%
Materials	4.2%
Communication Services	3.6%
Real Estate	1.2%
Money Market Fund and Other Assets and Liabilities	11.0%
Total	100.0%

ALLOCATION BY COUNTRY
Country	Percentage of Total Net Assets
United States	72.1%
Switzerland	4.4%
United Kingdom	4.0%
Canada	3.8%
Israel	2.7%
France	2.5%
Netherlands	1.8%
Hong Kong	1.7%
Ireland	1.7%
India	1.6%
Luxembourg	1.1%
Taiwan, Province of China	0.9%
Sweden	0.7%
Germany	0.3%
Other(1)	0.7%
Total	100.0%

(1)Includes cash and net other assets (liabilities).

8

Portfolio Allocations by Sector and Country	FIS Knights of Columbus Global Belief ETF
May 31, 2023

Portfolio Allocations by Sector and Country (Unaudited)	FIS Knights of Columbus Global Belief ETF
May 31, 2023

ALLOCATION BY SECTOR
Sector	Percentage of Total Net Assets
Information Technology	21.4%
Financials	13.5%
Health Care	11.3%
Communication Services	9.5%
Consumer Discretionary	9.4%
Consumer Staples	8.4%
Industrials	7.8%
Energy	5.2%
Materials	4.7%
Utilities	2.7%
Real Estate	1.6%
Money Market Fund and Other Assets and Liabilities	4.5%
Total	100.0%

ALLOCATION BY COUNTRY
Country	Percentage of Total Net Assets
United States	57.5%
France	5.4%
Japan	5.2%
Canada	4.5%
Cayman Islands	3.7%
Ireland	3.5%
Switzerland	2.4%
United Kingdom	2.3%
Australia	1.7%
Taiwan, Province of China	1.7%
Spain	1.6%
Netherlands	1.4%
Brazil	1.3%
Germany	1.2%
Singapore	1.1%
Denmark	0.9%
South Korea	0.8%
Sweden	0.8%
India	0.8%
Norway	0.7%
South Africa	0.7%
China	0.5%
Other(1)	0.3%
Total	100.0%

(1)Includes cash and net other assets (liabilities).

Schedule of Investments	FIS Biblically Responsible Risk Managed ETF
May 31, 2023

The accompanying notes are an integral part of these financial statements.
9

Investments	Number of Shares	Value
COMMON STOCKS — 89.0%
Automobile Components — 0.9%
Gentex Corp.	7,890	$207,191

Automobiles — 0.3%
Dr. Ing. h.c. F. Porsche AG - ADR*^	5,000	61,950

Banks -—2.5%
HDFC Bank Ltd. - ADR^	5,731	369,076
KeyCorp	21,412	199,988
		569,064
Biotechnology — 1.0%
BioMarin Pharmaceutical Inc.*	1,262	109,718
Vertex Pharmaceuticals Inc.*	353	114,220
		223,938
Capital Markets — 2.8%
Ares Management Corp., Class A	2,729	237,669
FactSet Research Systems Inc.	1,010	388,739
		626,408
Commercial Services & Supplies — 3.5%
GFL Environmental, Inc. - ADR^	16,569	598,804
Republic Services, Inc.	1,419	200,973
		799,777
Construction Materials — 2.0%
Holcim Ltd. - ADR^	37,440	461,261

Consumer Staples Distribution & Retail — 3.2%
Casey’s General Stores, Inc.	2,020	455,813
Kroger Co. (The)	5,930	268,807
		724,620
Containers & Packaging — 2.1%
Graphic Packaging Holding Co.	20,200	482,780

Diversified Telecommunication Services — 2.9%
Cogent Communications Holdings, Inc.	6,565	403,879
Orange S.A. - SP-ADR^	21,109	253,941
		657,820
Energy Equipment & Services — 2.9%
SBM Offshore N.V.^	29,173	395,297
Tenaris S.A. - ADR^	10,327	255,697
		650,994
Food Products — 1.0%
Nestle S.A. - SP-ADR^	1,919	227,843

Investments	Number of Shares	Value
Ground Transportation — 2.4%
Canadian Pacific Kansas City Ltd. - ADR^	3,535	$269,367
Old Dominion Freight Line, Inc.	873	271,014
		540,381
Health Care Equipment & Supplies — 7.5%
Edwards Lifesciences Corp.*	3,333	280,739
Intuitive Surgical, Inc.*	1,751	539,028
Medtronic plc - ADR^	4,646	384,503
Zimmer Biomet Holdings, Inc.	3,939	501,592
		1,705,862
Health Care Providers & Services — 4.4%
Chemed Corp.	909	485,197
Humana Inc.	1,010	506,889
		992,086
Hotels, Restaurants & Leisure — 3.0%
Booking Holdings Inc.*	202	506,772
Domino’s Pizza, Inc.	611	177,098
		683,870
Household Durables — 2.2%
Toll Brothers, Inc.	7,207	487,914

Household Products — 1.3%
Reckitt Benckiser Group plc - SP-ADR^	19,393	304,276

Industrial Conglomerates — 1.0%
Honeywell International Inc.	1,224	234,518

Insurance — 2.8%
AIA Group Ltd. - SP-ADR^	10,141	391,240
Progressive Corp. (The)	1,924	246,099
		637,339
IT Services — 1.4%
Capgemini SE ^	1,818	315,533

Leisure Products — 1.4%
Polaris Inc.	2,912	313,652

Machinery — 2.1%
AGCO Corp.	2,223	245,152
Nordson Corp.	1,093	238,197
		483,349
Oil, Gas & Consumable Fuels — 2.2%
ConocoPhillips	2,811	279,132
EOG Resources, Inc.	2,129	228,420
		507,552

The accompanying notes are an integral part of these financial statements.
10

Schedule of Investments (Continued)	FIS Biblically Responsible Risk Managed ETF
May 31, 2023

Investments	Number of Shares	Value
COMMON STOCKS — 89.0% (Continued)
Pharmaceuticals — 1.5%
Zoetis, Inc.	2,135	$348,026

Professional Services — 4.8%
Experian plc^	9,898	347,419
FTI Consulting, Inc.*	1,212	227,868
ManpowerGroup, Inc.	3,535	248,051
RELX plc - SP-ADR^	8,181	256,065
		1,079,403
Real Estate Investment Trust — 1.2%
Crown Castle, Inc.	2,479	280,648

Semiconductors & Semiconductor Equipment — 8.6%
NVIDIA Corp.	2,388	903,476
ON Semiconductor Corp.*	6,208	518,989
Skyworks Solutions, Inc.	3,306	342,204
Taiwan Semiconductor Manufacturing Co., Ltd. - SP- ADR^	2,020	199,152
		1,963,821
Software — 6.9%
Check Point Software Technologies Ltd. - ADR*^	2,728	340,482
Nice Ltd. - SP-ADR*^	1,348	277,607
Palo Alto Networks, Inc.*	2,668	569,325
ServiceNow, Inc.*	715	389,518
		1,576,932
Specialty Retail — 6.1%
Lowe’s Companies., Inc.	2,333	469,236
TJX Companies Inc. (The)	5,858	449,836
Valvoline Inc.	11,859	456,571
		1,375,643
Technology Hardware, Storage & Peripherals — 2.4%
Logitech International S.A. - ADR^	4,782	305,283
NetApp, Inc.	3,440	228,244
		533,527
Wireless Telecommunication Services — 0.7%
Tele2 AB, Class B^	16,665	150,977

TOTAL COMMON STOCKS (Cost $19,715,632)		20,208,955

SHORT-TERM INVESTMENTS — 10.3%
Money Market Fund
First American Treasury Obligations Fund - Class X, 5.013% (a)	2,338,881	2,338,881
TOTAL SHORT-TERM INVESTMENTS (Cost $2,338,881)		2,338,881

Investments	Value
TOTAL INVESTMENTS (Cost $22,054,513) — 99.3%	$22,547,836
OTHER ASSETS LESS LIABILITIES — 0.7%	169,692
NET ASSETS — 100.0%	$22,717,528

*Non-income producing security.

^Foreign security.

(a)7-day net yield.

ADR - American Depositary Receipt

plc - Public Limited Company

SP-ADR - Sponsored American Depositary Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Schedule of Investments	FIS Knights of Columbus Global Belief ETF
May 31, 2023

The accompanying notes are an integral part of these financial statements.
11

Investments	Number of Shares	Value
COMMON STOCKS — 95.5%
Automobile Components — 0.6%
Magna International, Inc.^	2,444	$118,092

Automobiles — 1.7%
Mercedes-Benz Group AG^	3,036	225,823
Tesla, Inc.*	421	85,854
		311,677
Banks — 6.5%
Bank of Montreal*^	2,314	192,740
BNP Paribas S.A.^	2,820	162,375
CaixaBank S.A.^	48,000	175,369
Citizens Financial Group, Inc.	4,984	128,487
KB Financial Group, Inc. - ADR^	4,272	153,792
United Overseas Bank Ltd.^	10,235	211,144
Wells Fargo & Co.	5,052	201,120
		1,225,027
Beverages — 1.2%
Pernod Ricard S.A.^	1,045	225,154

Biotechnology — 3.5%
BeiGene Ltd.*^	5,100	86,778
Genmab A/S*^	440	171,649
Gilead Sciences, Inc.	2,440	187,734
Horizon Therapeutics plc - ADR*^	2,184	218,465
		664,626
Broadline Retail — 2.1%
Alibaba Group Holding Ltd.*^	9,200	91,550
MercadoLibre, Inc.*	167	206,913
PDD Holdings, Inc. - ADR*^	1,630	106,472
		404,935
Capital Markets — 0.8%
Franklin Resources, Inc.	5,874	141,035

Chemicals — 2.3%
Chemours Co. (The)	3,295	87,284
Nutrien Ltd.^	1,961	103,179
Shin-Etsu Chemical Co., Ltd.^	7,700	236,817
		427,280
Construction & Engineering — 3.3%
AECOM	2,201	171,788
Quanta Services, Inc.	1,201	213,274
Stantec, Inc.^	4,183	241,846
		626,908
Consumer Finance — 1.1%
American Express Co.	1,355	214,849

Investments	Number of Shares	Value
Consumer Staples Distribution & Retail — 1.4%
BJ’s Wholesale Club Holdings, Inc.*	2,194	$137,454
Target Corp.	1,019	133,418
		270,872
Diversified Telecommunication Services — 0.9%
Nippon Telegraph & Telephone Corp.^	6,100	172,676

Electric Utilities — 1.6%
Entergy Corp.	1,205	118,331
Exelon Corp.	4,450	176,442
		294,773
Electrical Equipment — 0.9%
Fuji Electric Co., Ltd.^	4,005	168,266

Electronic Equipment, Instruments & Components — 1.1%
Keyence Corp.^	430	208,668

Entertainment — 1.4%
Netflix, Inc.*	665	262,828

Financial Services — 3.5%
Berkshire Hathaway, Inc., Class B*	1,157	371,490
Visa, Inc., Class A	1,335	295,075
		666,565

Food Products — 4.0%
Campbell Soup Co.	3,070	155,188
Darling Ingredients, Inc.*	2,710	171,760
General Mills, Inc.	2,035	171,266
Nestle S.A.^	2,193	258,847
		757,061
Ground Transportation — 1.0%
CSX Corp.	6,201	190,185

Health Care Equipment & Supplies — 3.6%
Hoya Corp.^	1,604	201,655
ICU Medical, Inc.*	767	134,141
Medtronic plc - ADR^	2,000	165,520
Sonova Holding AG^	731	186,638
		687,954
Health Care Providers & Services — 1.9%
AmerisourceBergen Corp.	1,244	211,667
Quest Diagnostics, Inc.	1,152	152,813
		364,480
Hotels, Restaurants & Leisure — 1.9%
Darden Restaurants, Inc.	1,246	197,516
MGM Resorts International	4,020	157,946
		355,462

The accompanying notes are an integral part of these financial statements.
12

Schedule of Investments (Continued)	FIS Knights of Columbus Global Belief ETF
May 31, 2023

Investments	Number of Shares	Value
COMMON STOCKS — 95.5% (Continued)
Insurance — 1.6%
Hartford Financial Services Group, Inc. (The)	2,473	$169,450
MAPFRE S.A.^	67,000	131,286
		300,736
Interactive Media & Services — 6.5%
Alphabet, Inc., Class A*	4,318	530,553
Baidu, Inc., Class A*^	9,167	139,819
Meta Platforms, Inc., Class A*	1,664	440,494
Tencent Holdings Ltd.^	3,150	124,982
		1,235,848
IT Services — 2.2%
Accenture plc, Class A - ADR^	890	272,269
Infosys Ltd. - SP-ADR^	9,237	147,422
		419,691
Machinery — 1.2%
Caterpillar, Inc.	1,068	219,741

Marine Transportation — 0.5%
COSCO SHIPPING Holdings Co., Ltd.^	107,789	95,008

Metals & Mining — 1.6%
BHP Group Ltd.^	5,874	159,733
Boliden AB ^	4,895	148,623
		308,356
Multi-Utilities — 1.1%
Veolia Environnement S.A.^	7,064	207,401

Oil, Gas & Consumable Fuels - 5.2%
Canadian Natural Resources Ltd.^	3,486	187,546
Cheniere Energy, Inc.	1,082	151,231
ConocoPhillips	1,933	191,947
Equinor ASA ^	5,418	137,967
Pioneer Natural Resources Co.	710	141,602
Woodside Energy Group Ltd.^	7,671	170,275
		980,568
Paper & Forest Products — 0.8%
Suzano S.A. - SP-ADR^	17,500	155,225

Personal Care Products - 1.8%
Natura & Co. Holding S.A. - ADR*^	17,200	93,224
Unilever plc^	5,032	251,276
		344,500

Investments	Number of Shares	Value
Pharmaceuticals — 2.3%
Ipsen S.A.^	1,780	$205,136
Zoetis, Inc.	1,351	220,226
		425,362
Real Estate Investment Trust — 0.8%
VICI Properties, Inc.	4,814	148,897

Real Estate Management & Development — 0.8%
CK Asset Holdings Ltd.^	28,678	154,595

Semiconductors & Semiconductor Equipment — 6.4%
ASML Holding N.V.^	380	272,036
Broadcom, Inc.	460	371,662
NVIDIA Corp.	688	260,298
Taiwan Semiconductor Manufacturing Co., Ltd. - SP-ADR^	3,204	315,882
		1,219,878
Software — 6.6%
Microsoft Corp.	3,204	1,052,162
ServiceNow, Inc.*	356	193,942
		1,246,104
Specialty Retail — 1.0%
Tractor Supply Co.	940	197,015

Technology Hardware, Storage & Peripherals — 5.1%
Apple, Inc.	5,458	967,430

Textiles, Apparel & Luxury Goods — 2.1%
Deckers Outdoor Corp.*	366	173,850
LVMH Moet Hennessy Louis Vuitton SE^	254	220,395
		394,245
Trading Companies & Distributors — 0.9%
Ferguson plc^	1,225	177,258

Wireless Telecommunication Services — 0.7%
MTN Group Ltd.^	20,234	124,541

TOTAL COMMON STOCKS (Cost $18,432,129)		18,081,772

SHORT-TERM INVESTMENTS — 4.1%
Money Market Fund
First American Treasury Obligations Fund - Class X, 5.013% (a)	768,902	768,902
TOTAL SHORT-TERM INVESTMENTS (Cost $768,902)		768,902

Schedule of Investments (Continued)	FIS Knights of Columbus Global Belief ETF
May 31, 2023

The accompanying notes are an integral part of these financial statements.
13

Investments	Value
TOTAL INVESTMENTS (Cost $19,201,031) — 99.6%	$18,850,674
OTHER ASSETS LESS LIABILITIES — 0.4%	78,724
NET ASSETS — 100.0%	$18,929,398

*Non-income producing security.

^Foreign security.

(a)7-day net yield.

ADR - American Depositary Receipt

plc - Public Limited Company

SP-ADR - Sponsored American Depositary Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of these financial statements.
14

Statements of Assets and Liabilities	SHP ETF Trust
May 31, 2023

	FIS Biblically Responsible Risk Managed ETF	FIS Knights of Columbus Global Belief ETF
ASSETS:
Investments in securities, at value (identified cost $19,715,632 and $18,432,129, respectively) (See Note 2)	$20,208,955	$18,081,772
Investments in money market fund, at value (identified cost $2,338,881 and $768,902, respectively) (See Note 2)	2,338,881	768,902
Total securities, at value (identified cost $22,054,513 and $19,201,031) (See Note 2)	22,547,836	18,850,674
Foreign currency, at value (identified cost $77,231 and $—, respectively)	75,799	—
Receivables:
Dividends and interest	95,877	65,653
Foreign tax reclaims	11,084	25,153
Total Assets	22,730,596	18,941,480

LIABILITIES:
Payables:
Investment management fees	13,068	12,082
Total Liabilities	13,068	12,082
NET ASSETS	$22,717,528	$18,929,398

NET ASSETS CONSIST OF:
Paid-in capital	$24,716,575	$22,319,442
Distributable earnings (accumulated loss)	(1,999,047)	(3,390,044)
NET ASSETS	$22,717,528	$18,929,398

Shares issued and outstanding, $0 par value, unlimited shares authorized	1,010,000	890,000

Net Asset Value, Offering Price and Redemption Price Per Share	$22.49	$21.27

The accompanying notes are an integral part of these financial statements.
15

Statements of Operations	SHP ETF Trust
For the Year Ended May 31, 2023

	FIS Biblically Responsible Risk Managed ETF	FIS Knights of Columbus Global Belief ETF
INVESTMENT INCOME:
Dividends	$366,314	$559,613
Interest	55,920	23,521
Foreign withholding tax on dividends	(15,014)	(45,779)
Total investment income	407,220	537,355

EXPENSES:
Investment management fees (See Note 3)	148,706	138,990
Total expenses	148,706	138,990
Net Investment Income	258,514	398,365

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in securities	(2,356,673)	(1,974,142)
In-kind redemptions	(179,947)	15,944
Foreign currency transactions	(1,535)	(15,755)
Net realized gain (loss)	(2,538,155)	(1,973,953)
Change in net unrealized appreciation (depreciation) on:
Investments in securities	1,579,163	1,121,508
Translation of assets and liabilities denominated in foreign currencies	(1,707)	(208)
Change in net unrealized appreciation (depreciation)	1,577,456	1,121,300
Net realized and unrealized gain (loss)	(960,699)	(852,653)
Net increase (decrease) in net assets resulting from operations	$(702,185)	$(454,288)

The accompanying notes are an integral part of these financial statements.
16

Statements of Changes in Net Assets	FIS Biblically Responsible Risk Managed ETF

	For the Year Ended May 31, 2023	For the Period Ended May 31, 2022(a)
OPERATIONS:
Net investment income	$258,514	$132,788
Net realized gain (loss)	(2,538,155)	(300,647)
Net change in unrealized appreciation (depreciation)	1,577,456	(1,086,031)
Net increase (decrease) in net assets resulting from operations	(702,185)	(1,253,890)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from distributable earnings	(246,634)	—
Total distributions	(246,634)	—

CAPITAL TRANSACTIONS:
Proceeds from shares issued	3,215,233	25,713,486 (b)
Cost of shares redeemed	(4,008,482)	—
Net increase (decrease) from capital transactions	(793,249)	25,713,486
Total increase (decrease) in net assets	(1,742,068)	24,459,596

NET ASSETS:
Beginning of period	24,459,596	—
End of period	$22,717,528	$24,459,596

SHARE TRANSACTIONS:
Beginning of period	1,050,000	—
Shares issued	150,000	1,050,000
Shares redeemed	(190,000)	—
Shares Outstanding, End of Period	1,010,000	1,050,000

(a)The Fund commenced investment operations on February 8, 2022.

(b)Includes $6,922 of variable ETF transaction fees.

The accompanying notes are an integral part of these financial statements.
17

Statements of Changes in Net Assets	FIS Knights of Columbus Global Belief ETF

	For the Year Ended May 31, 2023	For the Period Ended May 31, 2022(a)
OPERATIONS:
Net investment income	$398,365	$270,478
Net realized gain (loss)	(1,973,953)	(1,235,685)
Net change in unrealized appreciation (depreciation)	1,121,300	(1,472,986)
Net increase (decrease) in net assets resulting from operations	(454,288)	(2,438,193)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from distributable earnings	(352,859)	(70,042)
Total distributions	(352,859)	(70,042)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	189,931	24,972,250
Cost of shares redeemed	(1,272,618)	(1,744,783	)(b)
Net increase (decrease) from capital transactions	(1,082,687)	23,227,467
Total increase (decrease) in net assets	(1,889,834)	20,719,232

NET ASSETS:
Beginning of period	20,819,232	100,000	(b)
End of period	$18,929,398	$20,819,232

SHARE TRANSACTIONS:
Beginning of period	940,000	4,000	(b)
Shares issued	10,000	1,010,000
Shares redeemed	(60,000)	(74,000	)(b)
Shares Outstanding, End of Period	890,000	940,000

(a)The Fund commenced investment operations on July 14, 2021.

(b)Beginning capital of $100,000 was contributed by Faith Investor Services LLC, investment adviser to the Fund, in exchange for 4,000 shares of the Fund in connection with the seeding of the Trust. The shares were redeemed by the adviser on the commencement of investment operations on July 14, 2021.

The accompanying notes are an integral part of these financial statements.
18

Financial Highlights	FIS Biblically Responsible Risk Managed ETF
For a share outstanding throughout the periods presented

	For the Year Ended May 31, 2023		For the Period Ended May 31, 2022(a)

Net asset value, beginning of year or period	$23.29		$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.26		0.16
Net realized and unrealized gain (loss)	(0.80)		(1.88)
Total from investment operations	(0.54)		(1.72)

LESS DISTRIBUTIONS:
From net investment income	(0.26)		—
Total distributions	(0.26)		—

CAPITAL SHARE TRANSACTIONS:
Variable ETF transaction fees (See Note 7)(b)	—		0.01
Total capital share transactions	—		0.01

Net asset value, end of year or period	$22.49		$23.29

TOTAL RETURNS:
Net Asset Value(c)	-2.29	%+	-6.82	%*
Market Value(d)	-2.08	%+	-6.82	%*

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year or period (millions)	$22.7		$24.5
Ratio to average net assets of:
Expenses	0.68	%+	0.68	%+
Net investment income	1.18	%+	2.14	%+

Portfolio turnover rate(e)	27	%+	14	%*

(a)The Fund commenced investment operations on February 8, 2022.

(b)Calculated using average shares outstanding, during the year or period.

(c)Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.

(d)Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period and redemption on the last day of the period at market value. The market value is based upon the official closing price at 4:00 p.m. from the NYSE Arca, Inc. Exchange. Market value returns may vary from net asset value returns.

(e)Portfolio turnover rate excludes in-kind transactions.

*Not Annualized.

+Annualized.

The accompanying notes are an integral part of these financial statements.
19

Financial Highlights	FIS Knights of Columbus Global Belief ETF
For a share outstanding throughout the periods presented

	For the Year Ended May 31, 2023		For the Period Ended May 31, 2022(a)

Net asset value, beginning of year or period	$22.15		$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.44		0.31
Net realized and unrealized gain (loss)	(0.92)		(3.09)
Total from investment operations	(0.48)		(2.78)

LESS DISTRIBUTIONS:
From net investment income	(0.40)		(0.07)
Total distributions	(0.40)		(0.07)

Net asset value, end of year or period	$21.27		$22.15

TOTAL RETURNS:
Net Asset Value(c)	-2.06	%+	-11.16	%*
Market Value(d)	-1.67	%+	-11.49	%*

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year or period (millions)	$18.9		$20.8
Ratio to average net assets of:
Expenses	0.75	%+	0.75	%+
Net investment income	2.15	%+	1.44	%+

Portfolio turnover rate(e)	39	%+	35	%*

(a)The Fund commenced investment operations on July 14, 2021.

(b)Calculated using average shares outstanding, during the year or period.

(c)Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.

(d)Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period and redemption on the last day of the period at market value. The market value is based upon the official closing price at 4:00 p.m. from the NYSE Arca, Inc. Exchange. Market value returns may vary from net asset value returns.

(e)Portfolio turnover rate excludes in-kind transactions.

*Not Annualized.

+Annualized.

20

Notes to the Financial Statements	SHP ETF Trust
May 31, 2023

NOTE 1 – ORGANIZATION

The SHP ETF TRUST (the “Trust”) was organized as a Delaware statutory trust on February 1, 2021 and is authorized to issue multiple series or portfolios. The Trust is an open-end investment company, registered under the Investment company act of 1940, as amended (the “1940 Act”). The Trust currently consists of five operational exchange-traded funds (“ETFs”), two of which are presented herein, FIS Biblically Responsible Risk Managed ETF (the “Biblically Responsible ETF”) and FIS Knights of Columbus Global Belief ETF (the “Knights of Columbus ETF”) (collectively, the “Funds” or individually, a “Fund”). The Funds are each a diversified series of the Trust. The investment objective of the Knights of Columbus ETF is to seek income and long-term growth of capital; the investment objective of the Biblically Responsible ETF is to seek long-term growth of capital and income with downside protection.

Faith Investor Services, LLC (the “Adviser”) is the investment adviser to each Fund.

Capital Insight Partners, LLC acts as the sub-adviser to the Biblically Responsible ETF.

Knights of Columbus Asset Advisors LLC acts as the sub-adviser to the Knights of Columbus ETF.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services — Investment Companies” including Accounting Standards Update 2013-08.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Investment Valuation. The net asset value (“NAV”) of each Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern Time. NAV per share is computed by dividing the net assets of each Fund by each Fund’s number of shares outstanding.

When calculating the NAV of each Fund’s shares, securities held by the Funds are valued at market quotations when reliable market quotations are readily available. Exchange traded securities and instruments (including equity securities, depositary receipts and ETFs) are generally valued at the last reported sale price on the principal exchange on which such securities are traded (at the NASDAQ Official Closing Price for NASDAQ listed securities), as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Over-the-counter securities and instruments not traded on an exchange are generally valued at the last traded price. Investments in open-end regulated investment companies are valued at NAV. In the absence of a recorded transaction sale price; or if the last sale price is unavailable, securities are valued at the mean between last bid and ask, as quoted. If an ask price is unavailable, the last bid price is used. Such valuations would typically be categorized as Level 1 or Level 2 in the fair value hierarchy described below.

When reliable market quotations are not readily available, securities are priced at their fair value as determined in good faith by the Adviser in accordance with the Trust’s valuation guidelines. Pursuant to Rule 2a-5 under the 1940 Act, each Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. The Funds may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy described below. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of such security. As of May 31, 2023, there were no securities held by either Fund that were internally fair valued and/or valued using a Level 2 or Level 3 valuation.

21

Notes to the Financial Statements (Continued)	SHP ETF Trust
May 31, 2023

The Funds disclose the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Funds (observable inputs) and (2) the Funds’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•Level 1 — Quoted prices in active markets for identical assets that the Funds have the ability to access.

•Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investments as of May 31, 2023:

Biblically Responsible ETF	Level 1	Level 2	Level 3	Total
Investments
Common Stocks*	$20,208,955	$—	$—	$20,208,955
Money Market Fund	2,338,881	—	—	2,338,881
Total Investments	$22,547,836	$—	$—	$22,547,836

Knights of Columbus ETF	Level 1	Level 2	Level 3	Total
Investments
Common Stocks*	$18,081,772	$—	$—	$18,081,772
Money Market Fund	768,902	—	—	768,902
Total Investments	$18,850,674	$—	$—	$18,850,674

*See Schedule of Investments for segregation by industry.

B. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The Funds’ assets and liabilities in foreign currencies are translated into U.S. dollars at the prevailing exchange rate at the valuation date. Transactions denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The Funds’ income earned and expenses incurred in foreign denominated currencies are translated into U.S. dollars at the prevailing exchange rate on the date of such activity.

The Funds do not isolate that portion of the results of operations arising from changes in the foreign exchange rates on investments from the fluctuations that result from changes in the market prices of investments held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) on investments in securities and net change in unrealized appreciation (depreciation) on investments in securities on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions reported on the Statements of Operations arise from sales of foreign currency, including foreign exchange contracts, net currency gains and losses realized between the trade and settlement dates on securities transactions and the difference in the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net changes in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies reported on the Statements of Operations arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at year end.

C. Use of Estimates. The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement. Actual results could differ from those estimates.

D. Federal Income Taxes. Each Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to federal income tax to the extent each Fund distributes substantially all its taxable net investment income and net capital gains to its shareholders. Therefore, no provision for federal income tax

22

Notes to the Financial Statements (Continued)	SHP ETF Trust
May 31, 2023

should be required. Management of the Funds is required to determine whether a tax position taken by the Funds is more likely than not to be sustained upon examination by the applicable taxing authority. Based on its analysis, Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements as of May 31, 2023. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. Management of the Funds are required to determine whether a tax position taken by the Funds is more likely than not to be sustained upon examination by the applicable taxing authority. Based on its analysis, Management has concluded that the Funds do not have any unrecognized tax benefits or uncertain tax positions that would require a provision for income tax. Accordingly, the Funds did not incur any interest or penalties for the year ended May 31, 2023.

E. Distributions to Shareholders. Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Funds will distribute net realized capital gains, if any, at least annually. The Funds may distribute such income dividends and capital gains more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Funds. The amount of any distribution will vary, and there is no guarantee the Funds will pay either an income dividend or a capital gains distribution.

F. Offering Costs. The Adviser has paid or assumed all organizational and offering expenses for the Funds.

G. Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share and are primarily due to differing book and tax treatments for in-kind redemptions. For the year ended May 31, 2023, the following adjustments were made:

	Distributable Earnings (Accumulated Loss)	Paid-in Capital
Biblically Responsible ETF	$203,662	$(203,662)
Knights of Columbus ETF	$(15,999)	$15,999

NOTE 3 – INVESTMENT ADVISORY AND OTHER AGREEMENTS

Management

The Adviser acts as the Fund’s investment adviser pursuant to an investment advisory agreement with the Trust (the “Investment Advisory Agreement”).

Capital Insight Partners, LLC acts as the sub-adviser to the Biblically Responsible ETF and Knights of Columbus Asset Advisors LLC acts as the sub-adviser to the Knights of Columbus ETF (the “Sub-Advisers”) pursuant to investment sub-advisory agreements with the Adviser (the “Sub-Advisory-Agreements”).

Under the terms of the Investment Advisory Agreement between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment management services to the Funds and oversees the day-to-day operations of the Funds, subject to the supervision of the Board of Trustees (the “Board”) and the officers of the Trust. The Adviser administers the Funds’ business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser, on behalf of the Funds, has entered into Sub-Advisory Agreements with each of the Sub-Advisers. The Sub-Advisers are responsible for the day-to-day management of their specific Fund’s portfolios, subject to the supervision and oversight of the Adviser and the Board. The Adviser oversees the Sub-Advisers for compliance with the Funds’ investment objectives, policies, strategies and restrictions. The Board supervises and oversees the Adviser and the Sub-Advisers, establishes policies that they must follow in their advisory activities, and oversees the hiring and termination of sub-advisers recommended by the Adviser.

Pursuant to the Investment Advisory Agreement, the Biblically Responsible ETF pays the Adviser a monthly unitary management fee at an annual rate of 0.68% and the Knights of Columbus ETF pays the Adviser a monthly unitary management fee at the annual rate of 0.75%, based on each Fund’s average daily net assets. For the year ended May 31, 2023, Biblically Responsible ETF and Knights of Columbus ETF incurred $148,706 and $138,990, respectively, in management fees.

Pursuant to each Sub-Advisory Agreement, the Adviser compensates the Sub-Advisers out of the management fees it receives from the Funds.

23

Notes to the Financial Statements (Continued)	SHP ETF Trust
May 31, 2023

Under the Investment Advisory Agreement, the Adviser pays all operating expenses of the Funds, except for certain expenses, including but not limited to, interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, and the management fee payable to the Adviser under the Investment Advisory Agreement.

Administrator, Custodian, Transfer Agent and Accounting Agent

U.S. Bancorp Fund Services, LLC dba U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ administrator and, in that capacity performs various administrative and accounting services for the Funds. Fund Services also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. Fund Services prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; reviews the Funds’ advisory fee expense accrual and coordinates the preparation and payment of the advisory fees. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, serves as the Funds’ custodian (the “Custodian”). For the year ended May 31, 2023, there were no fees incurred from the service providers described above as the Adviser bore all such costs.

Distribution and Fund Officers

Foreside Fund Services, LLC (the “Distributor”) serves as the principal underwriter for shares of the Funds and acts as each Fund’s distributor in a continuous public offering of the Funds’ shares and serves as the distributor of Creation Units for the Funds. Shares are continuously offered for sale by the Trust through the Distributor only in Creation Units, as described further in Note 7. Shares in less than Creation Units are not distributed by the Distributor. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Foreside Fund Officer Services, LLC, an affiliate of the Distributor, provides the Trust with a Chief Compliance Officer and Principal Financial Officer.

NOTE 4 – RELATED PARTIES

As of May 31, 2023, certain officers and Trustees of the Trust were also officers or employees of the Adviser or affiliated with the Distributor, and received no fees from the Trust for serving as officers.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, during the year ended May 31, 2023, were as follows:

	Purchases	Sales
Biblically Responsible ETF	$5,457,059	$5,726,311
Knights of Columbus ETF	7,010,378	7,195,075

The costs of purchases and sales of in-kind transactions, during the year ended May 31, 2023, were as follows:

	Purchases In-Kind	Sales In-Kind
Biblically Responsible ETF	$2,895,596	$3,488,205
Knights of Columbus ETF	176,180	1,190,218

NOTE 6 – TAX MATTERS

The tax character of the distributions paid during the year ended May 31, 2023 and the period ended May 31, 2022 are as follows:

	Year ended May 31, 2023 Ordinary Income	Period ended May 31, 2022 Ordinary Income
Biblically Responsible ETF	$246,634	$—
Knights of Columbus ETF	352,859	70,042

24

Notes to the Financial Statements (Continued)	SHP ETF Trust
May 31, 2023

Net capital losses incurred after October 31 and late year losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. For the year ended May 31, 2023, the Funds did not have any late year losses nor post October losses. Capital loss carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2023, the following capital loss carry forwards were available:

	Indefinite Short-Term	Indefinite Long-Term	Total
Biblically Responsible ETF	$1,675,090	$954,102	$2,629,192
Knights of Columbus ETF	$1,872,180	$1,389,019	$3,261,199

As of May 31, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Biblically Responsible ETF	Knights of Columbus ETF
Federal income tax cost of investments	$22,059,026	$19,202,712
Aggregate gross unrealized appreciation	1,980,484	1,478,329
Aggregate gross unrealized (depreciation)	(1,491,674)	(1,830,367)
Net unrealized appreciation (depreciation)	488,810	(352,038)
Undistributed Ordinary Income	143,233	224,522
Undistributed Long Term Capital Gains	—	—
Distributable Earnings	143,233	224,522
Accumulated capital and other gain/(loss)	(2,631,090)	(3,262,528)
Total distributable earnings (accumulated loss)	(1,999,047)	(3,390,044)

NOTE 7 – SHARE TRANSACTIONS

Each Fund currently offers one class of shares, which has no front-end sales loads, no deferred sales charges, and no redemption fees. The standard fixed transaction fees for the Biblically Responsible ETF are $500 and for the Knights of Columbus ETF are $1,000, payable to the Custodian. Additionally, a variable transaction fee may be charged by the Funds of up to a maximum of 2% of the value of the Creation Units (inclusive of any transaction fees charged), for each creation or redemption. Variable transaction fees are imposed to compensate the Funds for the transaction costs associated with creation and redemption transactions. The Adviser, subject to the approval of the Board, may adjust or waive the transaction fees from time to time. The Funds may each issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. (the “Exchange”). Market prices for the Shares may be different from their net asset value (“NAV”). The Funds will issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, typically 10,000 Shares, called “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated basket of in-kind securities and/or cash. Once created, Shares generally will trade in the secondary market in amounts less than a Creation Unit and at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Shares of the Funds may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or (ii) a participant in the Depository Trust Company (“DTC”) and, in each case, must have executed a Participant Agreement with the Funds’ Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

NOTE 8 – BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of the date of these financial statements, Capital Insight Partners, LLC the sub-adviser to the Biblically Responsible ETF, has voting power of 943,576 shares of the Biblically Responsible ETF, representing 93.42% of the shares outstanding. Knights of Columbus Asset Advisors LLC the sub-adviser to the Knights of Columbus ETF, owned 800,000 shares of the Knights of Columbus ETF, representing 89.89% of the shares outstanding.

25

Notes to the Financial Statements (Continued)	SHP ETF Trust
May 31, 2023

NOTE 9 – PRINCIPAL RISKS

As with all ETFs, shareholders of the Funds are subject to the risk that their investment could lose money. The Funds are subject to the principal risks, any of which may adversely affect each Fund’s NAV, trading price, yield, total return and ability to meet their investment objectives. A description of principal risks is included in each prospectus under the heading “Principal Investment Risks’’.

NOTE 10 – GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Trust, on behalf of the Funds, enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Trust organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. The Adviser is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

NOTE 11 – COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depend on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, and negatively impact the Funds’ performance.

NOTE 12 – CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective March 9, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of the Funds. The Audit Committee of the Board of Trustees approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The report of BBD on the financial statements of the Funds as of and for the fiscal year ended May 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal year ended May 31, 2022, and during the subsequent interim period through March 9, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The registrant requested that BBD furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements.

On March 16, 2023, the Audit Committee of the Board of Trustees also recommended and the Board approved the appointment of Cohen as the Fund’s independent registered public accounting firm for the fiscal year ending May 31, 2023.

During the fiscal year ended May 31, 2022, and during the subsequent interim period through March 16, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

26

Notes to the Financial Statements (Continued)	SHP ETF Trust
May 31, 2023

NOTE 13 – SUBSEQUENT EVENTS

On June 20, 2023, and subsequent to the date of this report, Mr. Josef Valdman resigned as Chairman and Interested Trustee of the Trust, Mr. Garrett Paolella became Chairman and Mr. Troy Cates became an Interested Trustee and Vice Chairman. Mr. Michael Skillman resigned as Secretary of the Trust, and Mr. Robert Shea became the Secretary of the Trust.

Effective June 27, 2023, the FIS Biblically Responsible Risk Managed ETF name was changed to FIS Christian Stock Fund (the “Fund”). The investment objective, strategy, and principal risks of the Fund did not change.

Effective June 30, 2023, the SHP ETF Trust name was changed to NEOS ETF Trust.

Management has evaluated other events and transactions occurring after May 31, 2023 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

27

Report of Independent Registered Public Accounting Firm	SHP ETF Trust
May 31, 2023

To the Shareholders of FIS Biblically Responsible Risk Managed ETF and
FIS Knights of Columbus Global Belief ETF and the
Board of Trustees of SHP ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of FIS Biblically Responsible Risk Managed ETF and FIS Knights of Columbus Global Belief ETF (the “Funds”), each a series of SHP ETF Trust, as of May 31, 2023, the related statements of operations and changes in net assets for the year then ended, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of May 31, 2023, the results of their operations, the changes in net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the period ended May 31, 2022 were audited by other auditors whose report dated July 27, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Funds in the SHP ETF Trust since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
July 27, 2023

28

Board of Trustees and Officers (Unaudited)	SHP ETF Trust
May 31, 2023

Name, Year of Birth, Address* and Position(s) held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Trust Complex Overseen	Other Directorships Held by Trustee
Independent Trustees
Sharon Cheever, 1955, Trustee	Since 2021	Retired (December 2020 – Present); Senior Vice President and General Counsel, Pacific Global Asset Management LLC (August 2012 – December 2020).	5	Pacific Global ETF Trust (from 2019 to 2022).
John Jacobs, 1959 Trustee	Since 2021	Alerian (Chairman, June 2018 to Present); Georgetown University (Academic Staff, 2015 – February 2022); Nasdaq (Executive Vice President and Senior Advisor, 2013 – 2016).	5	The Life Fund (since since 2017); Procure ETF Trust II (since 2018); Tema ETF Trust (since 2022).
Richard Keary, 1962 Trustee	Since 2021	Principal/Founder, Global ETF Advisors, LLC (March 2009 – Present).	5	Tema ETF Trust
Robert Sherry, 1963 Trustee	Since 2021	COO, Digital Prime Technologies, a fintech firm (December 2021 – Present); Head of US Prime Brokerage, Maybank Kim Eng Securities USA, Inc. (September 2020 – December 2021); Consultant, Maybank Kim Eng Securities USA, Inc. (February 2020 – September 2020); Chief Operating Officer, Cantor Fitzgerald & CF Secured (September 2009 – April 2018).	5	Tema ETF Trust

29

Board of Trustees and Officers (Unaudited) (Continued)	SHP ETF Trust
May 31, 2023

Name, Year of Birth, Address* and Position(s) held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Trust Complex Overseen	Other Directorships Held by Trustee
Interested Trustees
Josef M. Valdman**, 1981 Trustee and Chairman	Since 2021	Managing Partner, Slate Hill Partners (September 2020 – Present); Head of Product Management, Cadence Capital Management (January 2018 – September 2020); Senior Managing Director; Foreside Management Services LLC (May 2013 – December 2018).	5	Tema ETF Trust
Garrett Paolella**, 1986 Trustee and President	Since 2021	Managing Partner, Intersect Capital Management (January 2021 – Present); Partner, Slate Hill Partners (October 2020 – Present); Managing Director and Portfolio Manager, Harvest Volatility Management (June 2018 – Present); Managing Director, Horizons ETFs USA (October 2016 – June 2018); Managing Partner, Recon Capital Partners (January 2012 – December 2017).	5	Horizons ETF Series Trust; Recon Capital Series Trust; Tema ETF Trust
Officers
Josh Hunter, 1981 Treasurer	Since 2021	Fund Principal Financial Officer, Foreside Fund Officer Services LLC (July 2015 – Present).	5	N/A
Michael J. Skillman, 1963 Secretary	Since 2021	Chief Executive Officer, Faith Investor Services (May 2021 – Present); Chief Executive Officer, Cadence Capital Management (September 1988 – December 2020); President, Pacific Global ETF Trust (February 2019 – September 2020).	5	N/A
Jack Huntington, 1970 Chief Compliance Officer	Since 2023	Senior Principal Consultant and Fund Chief Compliance Officer at Foreside Fund Officer Services, LLC (October 2015 to present).	5	N/A

*The address of each Officer and Trustee is c/o SHP ETF Trust, 14785 Preston Road, Suite 1000, Dallas, TX 75254.

**Indicates an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act. Messrs. Valdman and Paolella are deemed to be interested persons. See Note 13 for further information regarding Board of Trustees and Officers changes subsequent to the date of this report.

Availability of Additional Information about Trustees

The Funds Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-(833)-833-1311.

30

Shareholder Expense Examples	SHP ETF Trust
For the Period Ended May 31, 2023 (Unaudited)

As a shareholder of a Fund in the SHP ETF Trust you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars)(excluding transaction costs) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of each period and held for the entire period through May 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Fund’s and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of each Fund’s shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

FIS Biblically Responsible Risk Managed ETF

	Beginning Account Value 12/1/2022	Ending Account Value 5/31/2023	Expenses Paid During Period[1] 12/1/2022 to 5/31/2023
Actual[1]	$1,000.00	$996.10	$3.38
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.54	$3.43

FIS Knights of Columbus Global Belief ETF

	Beginning Account Value 12/1/2022	Ending Account Value 5/31/2023	Expenses Paid During Period[2] 12/1/2022 to 5/31/2023
Actual[2]	$1,000.00	$1,024.30	$3.79
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.19	$3.78

1Actual expenses are equal to the Fund’s annualized expense ratio of 0.68%, multiplied by the average account value over the period, multiplied by 182/365.

2Actual expenses are equal to the Fund’s annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 182/365.

31

Board Approval of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited)	SHP ETF Trust

The New Advisory Agreement was approved by a majority of the Board, including the Independent Trustees, at a meeting held on March 16, 2023. The Board reviewed the materials provided by Faith Investor Services LLC (“FIS”) in advance of the meeting, conferred with representatives prior to the meeting and further reviewed materials at the meeting. The Trustees were assisted by independent legal counsel throughout the New Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement.

Nature, Extent, and Quality of Services.

The Board reviewed materials provided by FIS related to the proposed approval of the New Advisory Agreement, including a description of its oversight of Capital Insight Partners, LLC and Knights of Columbus Asset Advisors, LLC (the “Sub-Advisers”), a review of the professional personnel who will be performing services for the Funds, FIS’s compliance and risk management infrastructure, its financial strength and resources, and how it will monitor the Sub-Advisers’ investment processes. The Board also noted the extensive responsibilities that FIS will have as investment adviser to the Funds, including: the oversight of the Sub-Advisers’ adherence to the respective Fund’s investment strategy and restrictions, monitoring of the Sub-Advisers’ buying and selling of securities and other transactions, reviewing the Sub-Advisers’ performance, reviewing the proxies voted by the Sub-Advisers’ and oversight of, and the provision of consultation to, the Sub-Advisers’ with respect to the creation of custom creation or redemption baskets for authorized participants; oversight of the daily valuation of the respective Fund’s portfolio holdings; oversight of general Fund compliance with federal and state laws; and implementation of Board directives as they relate to the Funds. The Board also considered research support available to, and management capabilities of, each Fund’s management personnel and that FIS will provide oversight of day-to-day Fund operations, including fund accounting, tax matters, administration, compliance and legal assistance in meeting disclosure and regulatory requirements. The Board discussed the extent of FIS’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.

Additionally, the Board received satisfactory responses from the representatives of FIS with respect to a series of questions, including: whether FIS was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the Trust; and whether there are procedures in place to adequately allocate trades among its respective clients. The Board noted that FIS had reported no material compliance or litigation issues since the initial approval of the Current Advisory Agreement.

The Board reviewed the description provided on the practices for monitoring compliance with the Trust’s investment limitations, noting that FIS’s CCO would periodically review the portfolio managers’ performance of their duties to ensure compliance under FIS’s compliance program. The Board concluded that FIS had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by FIS to the Trust would be satisfactory.

Performance

PRAY. The Board reviewed the Fund’s performance over various periods, noting that the Fund had slightly underperformed the MSCI World Index over the 1-year period and outperformed the S&P 500 over the same period. The Board recognized that the Fund had outperformed the MSCI World Index since inception. The Board also analyzed the Fund’s performance compared to that of a separate account managed by FIS with a strategy similar to that of the Fund. The Board acknowledged that FIS had only been sub-advising PRAY for a short period and determined that it should be afforded an opportunity to sub-advise PRAY over a full market cycle before drawing conclusions about its investment performance. The Trustees discussed that the under the New Advisory Agreement, the Fund would continue to have the same portfolio managers and be advised by the same adviser, FIS, as well as sub-advised by the same sub-adviser, CIP. The Board concluded that, although not dispositive, the past performance of the Fund indicated that FIS could be expected to provide reasonable returns to the Fund.

KOCG. The Board reviewed the performance information regarding the Fund, noting that the Fund had underperformed the MSCI ACWI Index over the 1-year period. The Trustees recognized that under the New Advisory Agreement, the Fund would continue to have the same portfolio managers and be advised by the same adviser, FIS, as well as sub-advised by the same sub-adviser, KOCAA, and concluded that the past performance of the Fund to date has been satisfactory under the present economic circumstances.

32

Board Approval of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited) (Continued)	SHP ETF Trust

Fees and Expenses

PRAY. As to the costs of the services to be provided by FIS, the Board discussed the comparison of advisory fees and total operating expense data and reviewed the Fund’s advisory fee, which is a unitary fee, and overall expenses compared to a peer group comprised of funds selected by FIS, each of which had similar investment objectives and faith-based strategies. The Board was aware that under the unitary fee arrangement, FIS is contractually obligated to pay the fees of each of the Fund’s service providers, with the exception of FIS’s advisory fee, and certain other expenses.

The Board considered the fact that FIS would charge the Fund an investment advisory fee of 68 basis points, which was lower than the average expense ratio of the peers identified by FIS. The Board also recognized that the proposed advisory fee under the New Advisory Agreement was equivalent to the advisory fee under the Current Advisory Agreement. The Board concluded that based on the nature, quality and extent of FIS’s services to be provided to the Trust and comparative fee and expense data, the advisory fee charged by FIS and the estimated expenses for the Trust were reasonable.

KOCG. As to the costs of the services to be provided by FIS, the Board discussed the comparison of advisory fees and total operating expense data and reviewed the Fund’s advisory fee, which is a unitary fee, and overall expenses compared to a peer group constructed by FIS and KOCAA, each of which had similar investment objectives and faith-based strategies. The Board was aware that under the unitary fee arrangement, FIS is contractually obligated to pay the fees of each of the Fund’s service providers, with the exception of FIS’s advisory fee, and certain other expenses. The Board considered the fact that FIS would charge the Fund an investment advisory fee of 75 basis points. The Board noted that the advisory fee for the Fund was higher than the other ETFs in the peer group, noting, however, that several of the peer ETFs were index or passive ETFs while the Fund will be actively managed. The Board concluded that based on the nature, quality and extent of FIS’s services to be provided to the Fund and comparative fee and expense data, the proposed advisory fee and the estimated expenses for the Fund were not unreasonable.

Economies of Scale

As to the extent to which the Funds will realize economies of scale as they grow, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed FIS’s expectations for growth of the Funds. The Board determined that to the extent that material economies of scale were to be achieved in the future, and such economies of scale had not been shared with the Funds, the Board would seek to have those economies of scale shared with the Funds in connection with future renewals of the New Advisory Agreement.

Profitability

PRAY. The Board considered the level of profits that could be expected to accrue to FIS with respect to the Fund based on a profitability analysis reviewed by the Board and the selected financial information of FIS provided by FIS to the Board. After review and discussion, the Board concluded the investment advisory relationship would initially be unprofitable to FIS and, once the Fund had sufficient assets, the anticipated profit from FIS’s relationship with the Fund would not be excessive.

KOCG. The Board considered the level of profits that could be expected to accrue to FIS with respect to the Trust based on a profitability analysis reviewed by the Board and the selected financial information of FIS provided by FIS to the Board. After review and discussion, the Board concluded the investment advisory relationship would initially be unprofitable to FIS and, once the Fund had sufficient assets, the anticipated profit from FIS’s relationship with the Fund would not be excessive.

Fall-Out Benefits

The Board considered potential benefits to FIS from acting as investment adviser based on the potential success of the Funds, but that such benefits were not presently quantifiable. The Board noted that the Trust’s service providers are not affiliated with FIS, so that such services do not give rise to “fall-out” benefits for FIS and its affiliates.

Conclusion

Having requested and received such information from FIS as the Board believed to be reasonably necessary to evaluate the terms of the New Advisory Agreement with respect to each Fund, and as assisted by the advice of independent counsel, the Board determined that approval of the New Advisory Agreement was in the best interest of each Fund and their respective shareholders.

33

Board Approval of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited) (Continued)	SHP ETF Trust

Capital Insight Partners, LLC—Proposed Sub-Adviser to FIS Biblically Responsible Risk Managed ETF (PRAY)

The Board turned to the approval of the interim and definitive sub-advisory agreement among FIS, the Trust and CIP with respect to PRAY. The Board examined CIP’s responses to a series of questions with respect to PRAY regarding, among other things, the sub-advisory services it would continue providing, comparative fee and expense information, performance data, its profitability analysis, and its consideration of economies of scale. Mr. Skillman noted that FIS recommended approving the sub-advisory agreements.

Nature, Extent, and Quality of Services

As to the nature, quality and extent of the services to be provided by CIP, the Board noted the experience of the portfolio management and research personnel of CIP, including their experience in the investment field, education and industry credentials. The Board reviewed the materials prepared by CIP describing its investment process. The Board received satisfactory responses from CIP with respect to a series of questions, including whether CIP is involved in any lawsuits or pending regulatory actions. The Board discussed CIP’s compliance structure and broker-dealer selection process noting that the Fund would be an actively managed equity fund. The Board concluded that CIP had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the New Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to the Fund would be satisfactory.

Performance

The Board recalled its discussion of the Fund’s performance when considering approval of the New Advisory Agreement. The Trustees recognized that the Fund would continue to have the same portfolio managers and be sub-advised by the same sub-adviser, CIP, under the New Sub-Advisory Agreement. The Board concluded that, although not dispositive, the performance of the Fund to date indicated that CIP could be expected to provide satisfactory returns to the Fund.

Fees and Expenses

As to the costs of the services to be provided by CIP, the Board discussed the sub-advisory fee payable by FIS to CIP, pursuant to the New Sub-Advisory Agreement. The Board considered that Sub-Adviser is to be paid by FIS and not by the Fund. FIS confirmed to the Board that FIS was of the opinion that the sub-advisory fees to be paid to CIP were reasonable in light of the anticipated quality of the services to be performed by CIP and the proposed division of services between FIS and CIP. The Trustees discussed the total fees expected to be paid to CIP, noting that CIP will receive no other compensation from the Fund or FIS except the sub-advisory fee earned pursuant to the New Sub-Advisory Agreement and payable by FIS. Based on the representations of FIS and Sub-Adviser and the meeting materials provided, the Board concluded that the sub-advisory fee to be paid to CIP was not unreasonable and the sub-advisory fee, in relation to the total advisory fee, was acceptable.

Economies of Scale

The Board considered whether CIP would realize economies of scale with respect to the sub-advisory services provided to PRAY during the initial term of the New Sub-Advisory Agreement and concluded this was unlikely. The Board agreed that this was primarily an advisor level issue and should be considered with respect to the overall advisory agreement, taking into consideration the impact of the sub-advisory expense.

Profitability

The Board reviewed the profitability analysis provided by CIP, noting that CIP was sub-advising PRAY at a loss. The Trustees noted that all sub-advisory fees will be paid by FIS, and not directly paid by PRAY. Consequently, the Board concluded that excessive profitability was not an issue for CIP at this time and did not consider CIP’s anticipated profitability being an issue during the initial two-year term of the New Sub-Advisory Agreement.

Fall-Out Benefits

The Board considered potential benefits to CIP from acting as sub-adviser to the PRAY based on the potential success of the Fund, but that such benefits are not presently quantifiable. The Board noted that the Trust’s service providers are not affiliated with CIP, so that such services do not give rise to “fall-out” benefits for CIP and its affiliates.

Conclusion

Having requested and received such information from CIP as the Board believed to be reasonably necessary to evaluate the terms of the New Sub-Advisory Agreement with respect to PRAY, and as assisted by the advice of independent counsel, the Board determined that approval of the New Sub-Advisory Agreement was in the best interest of PRAY and its shareholders.

34

Board Approval of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited) (Continued)	SHP ETF Trust

Knights of Columbus Assets Advisors LLC—Proposed Sub-Adviser to FIS Knights of Columbus Global Belief ETF (KOCG)

The Board turned to the approval of the interim and definitive sub-advisory agreement among FIS, the Trust and KOCAA with respect to KOCG. The Board examined KOCAA’s responses to a series of questions with respect to KOCG regarding, among other things, the sub-advisory services it would continue providing, comparative fee and expense information, performance data, its profitability analysis, and its consideration of economies of scale. Mr. Skillman noted that FIS recommended approving the sub-advisory agreements.

Nature, Extent, and Quality of Services

As to the nature, quality and extent of the services to be provided by KOCAA, the Board noted the experience of the portfolio management and research personnel of KOCAA, including their experience in the investment field, education and industry credentials. The Board reviewed the materials prepared by KOCAA describing its investment process. The Board received satisfactory responses from KOCAA with respect to a series of questions, including whether KOCAA is involved in any lawsuits or pending regulatory actions. The Board discussed KOCAA’s compliance structure and broker-dealer selection process noting that the Fund would be an actively managed equity fund. The Board concluded that KOCAA had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the New Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to the Fund would be satisfactory.

Performance

The Board recalled its review of the Fund’s performance when considering approval of the New Advisory Agreement. The Trustees recognized that the Fund would continue to have the same portfolio managers and be sub-advised by the same sub-adviser, KOCAA, and concluded that the performance of the Fund to date had been satisfactory under the present economic circumstances.

Fees and Expenses

As to the costs of the services to be provided by KOCAA, the Board discussed the sub-advisory fee payable by FIS to KOCAA pursuant to the New Sub-Advisory Agreement, acknowledging it was equivalent to the sub-advisory fee payable by FIS to KOCAA pursuant to the Current Sub-Advisory Agreement. The Board considered that KOCAA is to be paid by FIS and not by the Fund. FIS confirmed to the Board that FIS was of the opinion that the sub-advisory fees to be paid to KOCAA were reasonable in light of the anticipated quality of the services to be performed by KOCAA and the proposed division of services and risks between FIS and KOCAA. It was noted that FIS and KOCAA were not affiliated companies. The Trustees discussed the total fees expected to be paid to KOCAA and noted that KOCAA would receive no other compensation from the Fund or FIS except the sub-advisory fee earned pursuant to the New Sub-Advisory Agreement and payable by FIS. Based on the representations of FIS and KOCAA and the meeting materials provided, the Board concluded that the sub-advisory fee to be paid to KOCAA was not unreasonable and the sub-advisory fee, in relation to the total advisory fee, was acceptable.

Economies of Scale

The Board considered whether KOCAA would realize economies of scale with respect to the sub-advisory services provided to KOCG during the initial term of the New Sub-Advisory Agreement and concluded this was unlikely. The Board agreed that this was primarily an advisor level issue and should be considered with respect to the overall advisory agreement, taking into consideration the impact of the sub-advisory expense.

Profitability

The Board reviewed the profitability analysis provided by KOCAA, noting that KOCAA was managing KOCG at a loss. The Trustees noted that all sub-advisory fees will be paid by FIS, and not directly paid by the Fund. Consequently, the Board concluded that excessive profitability was not an issue for KOCG at this time and did not consider KOCAA’s anticipated profitability to being an issue during the initial two-year term of the New Sub-Advisory Agreement.

Fall-Out Benefits

The Board considered potential benefits to KOCAA from acting as sub-adviser to the Fund based on the potential success of the Fund, but that such benefits are not presently quantifiable. The Board noted that the Trust’s service providers are not affiliated with KOCAA, so that such services do not give rise to “fall-out” benefits for KOCAA and its affiliates.

Conclusion

Having requested and received such information from KOCAA as the Board believed to be reasonably necessary to evaluate the terms of the New Sub-Advisory Agreement with respect to KOCG, and as assisted by the advice of independent counsel, the Board determined that approval of the New Sub-Advisory Agreement was in the best interest of KOCG and its shareholders.

35

Liquidity Risk Management Program (Unaudited)	SHP ETF Trust
May 31, 2023

Consistent with Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to assess and manage each Fund’s liquidity risk, which is defined as the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund(s). The Funds’ Board of Trustees (the “Board”) has designated a Liquidity Program Administrator (“LPA”), a committee comprised of senior representatives of the adviser, Faith Investor Services, LLC, and officers of the Funds, to oversee the implementation and monitoring of the Program. As part of its responsibilities, the LPA has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Program includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Program includes no less than annual assessments of factors that influence each Fund’s liquidity risk; daily classifications of each Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of a Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and periodic reporting to the Funds’ Board.

At a meeting of the Board of Trustees on March 16, 2023, the LPA provided a written report (the “Report”) to the Board addressing the operation, adequacy, and effectiveness the Program, including any material changes to the Program for the period from January 1, 2022 through December 31, 2022 (“Reporting Period”). The Report included a summary of the oversight of the Program and the system that is used to operate the Program, a discussion of the Fund’s investment strategies and liquidity of portfolio investments including liquidity classifications, and the effect that market volatility had on the liquidity for the Funds during the Reporting Period. The Report concluded that during the Reporting Period: (1) there were no material changes to the Program, (2) the Funds classified their portfolio holdings as required, (3) the Funds did not breach the 15% limitation on illiquid investments, (4) the Funds either qualified as an In-Kind ETF or was invested primarily in highly liquid assets and was therefore not required to set an HLIM, and (5) it is the LPA’s assessment that the Program has been implemented effectively and is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Report further concluded that each Fund’s investment strategy continues to be appropriate and manageable for an open-end fund in current market conditions.

There can be no assurance that the Program will achieve its objectives in the future. Additional information regarding risks of investing in each Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

36

Additional Information (Unaudited)	SHP ETF Trust

TAX INFORMATION

For the fiscal year ended May 31, 2023, certain dividends paid by the Funds may be subject to reduced tax rates, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

FIS Biblically Responsible Risk Managed ETF	100.00%
FIS Knights of Columbus Global Belief ETF	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended May 31, 2023 were as follows:

FIS Biblically Responsible Risk Managed ETF	68.48%
FIS Knights of Columbus Global Belief ETF	47.78%

For the year ended May 31, 2023, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the Funds were as follows:

FIS Biblically Responsible Risk Managed ETF	0.00%
FIS Knights of Columbus Global Belief ETF	0.00%

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Funds traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds are available on the Funds’ website at www.faithinvestorservices.com.

HOUSEHOLDING

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of the prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

DISCLOSURE OF PORTFOLIO HOLDINGS

SHP ETF Trust files its complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year to date as exhibits to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Funds’ full portfolio holdings are updated daily and available on the Funds website at www.faithinvestorservices.com.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures the Funds uses to determine how to vote proxies relating to portfolio securities is provided in the Statements of Additional Information (“SAIs”). The SAIs are available without charge upon request by calling toll-free at (833) 833-1311, by accessing the SEC’s website at http://www.sec.gov, or by accessing the Funds’ website at www.faithinvestorservices.com. Information on how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling (833) 833-1311 or by accessing the website of the SEC.

Fund	Symbol	CUSIP
FIS Biblically Responsible Risk Managed ETF	PRAY	78433H204
FIS Knights of Columbus Global Belief ETF	KOCG	78433H105

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Adviser Faith Investor Services LLC 14785 Preston Road, Suite 1000 Dallas, TX 75254	Distributor Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Administrator, Fund Accountant & Transfer Agent U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Custodian U.S. Bank, N.A. Custody Operations 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212	Independent Registered Public Accounting Firm Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, PA 19103	Legal Counsel Thompson Hine LLP 1919 M Street, N.W., Suite 700 Washington, D.C. 20036-3537

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Not applicable.

SHPAR052023

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John Jacobs is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations. There were no “Other services” provided by the principal accountant. For the fiscal year ended May 31, 2022, the Fund’s principal accountant was BBD, LLP. For the fiscal year ended May 31, 2023, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/23	FYE 5/31/22
(a) Audit Fees	$20,000	$20,000
(b) Audit-Related Fees	—	—
(c) Tax Fees	$6,000	$6,000
(d) All Other Fees (Seed Audit)	—	$2,500

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

e)(2) The percentage of fees billed by BBD, LLP and/or Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

.

	FYE 5/31/23	FYE 5/31/22
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees, other than the tax services as noted above, billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.

Non-Audit Related Fees	FYE 5/31/23	FYE 5/31/22
Registrant	$—	$—
Registrant’s Investment Adviser	$—	$—

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows:

Sharon Cheever

John Jacobs

Richard Keary

Robert Sherry

(b) Not applicable.

Item 6. Investments.

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR

(b)	Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures provide reasonable assurance that the information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to the Registrant.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEOS ETF Trust

By:	/s/ Garrett Paolella
Garrett Paolella
President/Principal Executive Officer

Date	July 31, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Garrett Paolella
Garrett Paolella
President/Principal Executive Officer

Date	July 31, 2023

By:	/s/ Josh Hunter
Josh Hunter
Treasurer/Principal Financial Officer

Date	July 31, 2023